Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Temporary Services

Kelly Properties, Inc.	Michigan	Kelly Properties

Kelly Staff Leasing, Inc.	California	Kelly Staff Leasing

Kelly Services (Ireland), Ltd. (a subsidiary of Kelly Properties, Inc.)	Delaware	Kelly Services

Kelly Services (UK), Ltd. (a subsidiary of Kelly Properties, Inc.)	United Kingdom	Kelly Services

Kelly Home Care Services, Inc.	Delaware	Kelly Home Care Services

Kelly Services (Australia), Ltd.	Delaware	Kelly Temporary Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Temporary Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	The Netherlands	Kelly Uitzendburo

Kelly Administratiekantoor B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	The Netherlands	Kelly Uitzendburo

Kelly Services Norge A.S.	Norway	Kelly Bemanningslosninger

Kelly Services Mexico, S.A. de C.V.	Mexico	Kelly Temporary Services

Outsourcing de Servicios y Manufactura, S.A. de C.V.	Mexico	OSM

QSM, S.A. de C.V.	Mexico	QSM

Kelly Services (Suisse) S.A.	Switzerland	Kelly Services Suisse

Kelly Services France, S.A.	France	Kelly Services France

Kelly Services Interim, S.A. (a subsidiary of Kelly Services France S.A.)	France	Kelly Services Interim

Competences RH (a subsidiary of Kelly Services France S.A.)	France	Kelly Formation

Kelly Services Luxembourg S.A.R.L.	Luxembourg	Kelly Services

SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Italia Srl (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Italy	Kelly Services

Kelly Services (Societa di fornitura di lavoro temporaneo) SpA (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Italy	Kelly Services Italia SpA

Kelly Services Empleo Empresa de Trabajo Temporal, S.L. (a subsidiary of Kelly Services Iberia Holding Company, S.L.)	Spain	Kelly Services E.T.T.

Kelly Services Seleccion y Formacion, S.L. (a subsidiary of Kelly Services Iberia Holding Company, S.L.)	Spain	Kelly Services

Kelly Services CIS, Inc.	Delaware	ARO Kelly Services CIS, Inc.

ooo Kelly Services CIS	Russia	ooo Kelly Services CIS

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services Consulting GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Zeitarbeit GmbH & Co. OHG (a subsidiary of Kelly Services Consulting GmbH and Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Personal Marketing GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Training GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Interim (Belgium) S.A., N.V. (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Belgium	Kelly Services Interim

Kelly Services Select (Belgium) S.A., N.V. (a subsidiary of Kelly Services, Inc. and Kelly Properties, Inc.)	Belgium	Kelly Services Select

Kelly Services Sverige AB	Sweden	Help Personal A.B.

SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
LabStaff Pty. Ltd. (a subsidiary of Kelly Services (Australia), Ltd.)	Australia	LabStaff

Kelly Services (Singapore) Pte. Ltd.	Singapore	Business Trends

BTI Consultants Pte. Ltd. (a subsidiary of Business Trends Pte. Ltd.)	Singapore	BTI Consultants

Kelly Services (Malaysia) SDN. BHD.	Malaysia	Business Trends

Agensi Pekerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services

BTI Consultants (India) Private Limited	India	BTI Consultants

Kelly Services India Private Limited (a subsidiary of BTI Consultants (India) Pvt. Ltd.)	India	Kelly Services

BTI Consultants Hong Kong Limited	Hong Kong	BTI Consultants

Kelly Services Hong Kong Limited	Hong Kong	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants

PT Kelly Services Indonesia	Indonesia	BTI Consultants

Kelly Management Services, Srl.	Italy	Kelly Management Services